NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide Global Sustainable Equity Fund
Nationwide American Century Small Cap Income Fund	Nationwide Government Money Market Fund
(formerly, Nationwide U.S. Small Cap Value Fund)	Nationwide Inflation-Protected Securities Fund
Nationwide Amundi Global High Yield Fund	Nationwide International Index Fund
Nationwide Amundi Strategic Income Fund	Nationwide International Small Cap Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Loomis All Cap Growth Fund
Nationwide Bailard International Equities Fund	Nationwide Loomis Core Bond Fund
Nationwide Bailard Technology & Science Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Bond Fund	Nationwide Mellon Disciplined Value Fund
Nationwide Bond Index Fund	Nationwide Mellon Dynamic U.S. Core Fund
Nationwide Core Plus Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Diamond Hill Large Cap Concentrated	Nationwide NYSE Arca Tech 100 Index Fund (formerly,
Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund)
Nationwide Emerging Markets Debt Fund	Nationwide S&P 500 Index Fund
Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide WCM Focused Small Cap Fund

Supplement dated April 30, 2021
to the Statement of Additional Information (“SAI”) dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.
Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, and Nationwide Small Cap Index Fund

Effective immediately, all references to, and information regarding, Rachel Aguirre in the SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE